Rational Trend Aggregation VA Fund

Rational Insider Buying VA Fund

PROSPECTUS

MAY 1, 2020

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission and Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Funds’ shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

TABLE OF CONTENTS

FUND SUMMARY – RATIONAL TREND AGGREGATION VA FUND	1
FUND SUMMARY – RATIONAL INSIDER BUYING VA FUND	10
ADDITIONAL INFORMATION ABOUT THE VA FUNDS	15
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	15
HOW TO BUY SHARES	47
HOW TO REDEEM SHARES	49
DIVIDENDS, DISTRIBUTIONS AND TAXES	50
SHAREHOLDER SERVICING PLAN	51
MIXED FUNDING AND SHARED FUNDING	51
VALUING FUND ASSETS	51
MANAGEMENT OF THE FUNDS	52
FINANCIAL HIGHLIGHTS	55
PRIVACY NOTICE	57

FUND SUMMARY – RATIONAL TREND AGGREGATION VA FUND

Investment Objective: The Fund’s investment objective is to seek total return on investment, with dividend income as an important component of that return.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below and the Example that follows DO NOT reflect variable insurance contract or separate account fees and charges. If these were included, your costs would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses (including a shareholder services fee of up to 0.25%)	0.88%
Acquired Fund Fees and Expenses(1)	0.07%
Total Annual Fund Operating Expenses	1.95%
Fee Waivers and/or Expense Reimbursements(2)	(0.63)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.32%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies. The amount shown is an estimate for the current year based on the Fund’s current investment strategy.
(2)	The Fund’s investment advisor, Rational Advisors, Inc., has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding (i) acquired fund fees and expenses; (ii) brokerage commissions and trading costs; (iii) interest (including borrowing costs and overdraft charges), (iv) taxes, (v) short sale dividends and interest expenses, and (vi) non-routine or extraordinary expenses, such as regulatory inquiry and litigation expenses) to not more than 1.25% of the Fund’s daily net assets through April 30, 2021. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and that the expense reduction/reimbursement remains in place for the contractual period only. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Fund Shares	$134	$553	$998	$2,236

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3,661% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by employing a tactical approach to obtain exposure to U.S. equity markets. Under normal market conditions, the Fund expects to invest primarily in common stock of companies (a significant portion of which pay dividends) traded on U.S. exchanges; however, depending on the Fund’s tactical trading models, the Fund may invest all or a significant portion of its assets in cash and cash equivalents, including short-term treasury exchange-traded funds (“ETFs”). The Fund may also invest in leveraged ETFs, inverse ETFs, volatility exchange-traded notes (“ETNs”) and volatility ETFs for hedging purposes. Leveraged and inverse ETFs are designed to produce daily returns, before the effect of fees and expenses, that are the specified multiple of, or with respect to inverse ETFs, the opposite of the daily returns of a reference index. Volatility ETNs and ETFs are designed to track (before the effect of fees and expenses) the daily returns of an index of securities market volatility, such as the Chicago Board Options Exchange's Volatility Index. A volatility ETF is an ETF that holds underlying assets that track an index. A volatility ETN is an exchange traded unsecured debt instrument.

The common stock held by the Fund may be of any market capitalization but the Fund is expected to be primarily invested in large capitalization companies. The Fund defines large capitalization companies to be those companies with a market capitalization of at least $10 billion at the time of purchase. From time to time the Fund may invest more than 15% of its total assets in one or more particular sectors, including the industrial, consumer discretionary, communication services, consumer staples, utility, REITs, health care, energy, and financial sectors.

Tuttle Tactical Management, LLC (the “Sub-Advisor”), the investment sub-adviser of the Fund, utilizes a proprietary quantitative process to create a basket of securities for investment by the Fund. To select stocks, the Sub-Advisor seeks to identify companies listed on US stock exchanges that exhibit strong price momentum and earnings growth, or that are undervalued. Tactical models are then applied to those securities within the basket and these models either direct for investment in the securities by the Fund or direct for investment in cash and cash equivalents. The three tactical models implemented by the Sub-Advisor are:

•	Trend Following---The trend following model seeks to identify strong sectors to buy and weak sectors to sell. Trend following is based on the idea that strong areas of the market will remain strong and weak areas will remain weak.
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•	Mean Reversion---The mean reversion model looks for strong sectors that appear overbought to sell and weak sectors that appear oversold to buy. Mean reversion is based on the idea that market sectors often become overextended on the upside and downside before ultimately moving back to equilibrium.
•	Intermarket Analysis---The intermarket analysis model seeks to analyze market sectors that are correlated or uncorrelated and looks for divergences. These divergences often signal major market turning points.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

•	Cash and Cash Equivalents Risk. At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of the Fund’s portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

•	Communication Services Sector Risk. The value of the securities of communication services companies is particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence, and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

•	Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
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•	Consumer Staples Sector Risk. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

•	Dividend Yield Risk. While the Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments.

•	Energy Sector Risk. Energy related entities are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. The financial performance of energy related securities may be adversely affected if a company is unable to cost-effectively acquire additional energy reserves. Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy related securities.

•	Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.
•	Exchange-Traded Fund Risk. Like a mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop or be maintained; and (iii) market trading in the ETF may be halted under certain circumstances. Because the Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than if it invested directly in individual securities.
•	Exchange-Traded Note Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the
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ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk. In addition, ETNs are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. ETNs constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers.

•	Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.
•	Fixed Income Risk. The value of the Fund’s fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the risk that the debtor may default), extension risk (the risk that an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the risk that the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

•	Healthcare Sector Risk. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company's patent may adversely affect that company's profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

•	Hedging Risk. Hedging is a strategy in which the Fund uses an instrument to offset the risks associated with other Fund holdings. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

•	Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for
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environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

•	Inverse ETF Risk. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

•	Investment Style Risk. The type of securities in which the Fund invests may underperform other assets or the overall market.

•	Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of the Fund’s portfolio will be dependent on the success of the strategies used by the Sub-Advisor.

•	Large Capitalization Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

•	Leveraged ETF Risk. Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the index to which they are linked. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

•	Management Risk. The investment strategies and models employed by the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Sub-Advisor’s judgment about the attractiveness, value and potential appreciation of securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Sub-Advisor’s judgment will produce the desired results.

•	Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels and political events affect the securities markets.
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•	Medium (Mid) Capitalization Company Risk. The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

•	Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions. The models employed by the Sub-Advisor may not eliminate exposure to downwards trends and/or volatility and may not provide immediate exposure to upward trends and/or volatility in the securities markets.

•	Real Estate/REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee and may incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.
•	Sector Focus Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund's net asset value to fluctuate more than that of the Fund that does not focus in a particular sector.

•	Smaller Capitalization Company Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make
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their market price fall more disproportionately than larger companies in response to selling pressures. Smaller-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

•	Turnover Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

•	U.S. Government Securities Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.
•	Underlying Fund Risk. Other investment companies including ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks.
•	Utilities Sector Risk. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.
•	Volatility ETN and ETF Risk. ETNs and ETFs that are linked to market volatility may not provide an effective hedge as historical correlation trends between the reference volatility index or measure and other asset classes may not continue or may reverse, limiting or eliminating any potential hedging effect; may become mispriced or improperly valued when compared to expectations and may not produce the desired investment results;
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and may have tracking risk if the ETN or ETF does not move in step with its reference index. Volatility ETNs are also subject to default risk of the issuer and may become illiquid.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing its total return for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-800-253-0412.

The Fund changed its Sub-Advisor and investment strategy effective November 1, 2018. Performance information for periods prior to November 1, 2018 does not reflect the Fund’s current investment strategy and the Fund was not managed by the Fund’s current Sub-Advisor prior to November 1, 2018.

The returns in the bar chart and the table below DO NOT reflect variable insurance separate account and contract fees and charges. If these fees and charges were included, the returns would be lower than those shown.

Performance Bar Chart and Table

During the period shown in the bar chart, the highest return for a quarter was 10.84% (quarter ended September 30, 2010), and the lowest return for a quarter was (9.19)% (quarter ended September 30, 2011).

The Fund’s year-to-date return as of March 31, 2020 was (19.02)%.

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Average Annual Total Returns

(for the periods ended December 31, 2019)

	1 Year	5 Year	10 Year
Trend Aggregation VA Fund	7.30%	0.88%	6.61%
Standard & Poor’s 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

Return before taxes is shown.

Advisor: Rational Advisors, Inc. is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Tuttle Tactical Management, LLC is the Fund’s investment Sub-Advisor.

Portfolio Manager: Matthew B. Tuttle, the Founder, Chief Executive Officer and Chief Investment Officer of the Sub-Advisor, is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Tuttle has served as portfolio manager since November 2018.

Purchasing and Redeeming Shares: You may purchase Shares of the Fund only through variable annuity contracts or variable life insurance policies offered by participating insurance companies. Fund Shares are not offered directly to the public.

You should refer to the Prospectus for the variable annuity contract or variable life insurance policy for information on how to purchase a variable contract or policy and how to select the Fund as an investment option for your contract or policy.

You may redeem Shares of the Fund only through participating insurance companies.

We redeem Shares of the Fund on any business day when the New York Stock Exchange (“NYSE”) is open. The price at which the Fund will redeem a Share will be its NAV next determined after the order is considered received. The Fund has authorized the participating insurance companies to accept redemption requests on its behalf.

Tax Information: The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1⁄2, a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Refer to the Prospectus of your insurance company separate account for a discussion of the tax status of your variable contract.

Payments to Insurance Companies or Qualifying Dealers: The Fund’s shares are generally available only through participating insurance companies offering variable annuity contracts and variable life insurance policies. Life insurance policies and variable annuities are generally purchased through a broker-dealer or other financial intermediary. The Fund and/or its related

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companies may make payments to the participating insurance companies for services; some of the payments may go to broker-dealers and other intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the participating insurance companies’ decision to include the Fund as an underlying investment option in a variable contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY – RATIONAL INSIDER BUYING VA FUND

Investment Objective: The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below and the Example that follows DO NOT reflect variable insurance contract or separate account fees and charges. If these were included, your costs would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses (including shareholder services fee of up to 0.25%)	0.70%
Total Annual Fund Operating Expenses	1.70%
Fee Waivers and/or Expense Reimbursements(1)	(0.45)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.25%

(1) The Fund’s investment advisor, Rational Advisors, Inc., has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding (i) acquired fund fees and expenses; (ii) brokerage commissions and trading costs; (iii) interest (including borrowing costs and overdraft charges), (iv) taxes, (v) short sale dividends and interest expenses, and (vi) non-routine or extraordinary expenses, such as regulatory inquiry and litigation expenses) to not more than 1.25% of the Fund’s daily net assets through April 30, 2021. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and that the expense reduction/reimbursement remains in place for the contractual period only. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$127	$492	$881	$1,971

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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 191% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies. The Fund will purchase positions in stocks that are experiencing insider buying by corporate executives, directors, large shareholders or activist shareholders. The Fund may invest in companies of any market capitalization, including smaller-sized companies, but intends to emphasize larger capitalization stocks.

The Advisor uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. The Advisor’s research and historical analysis of corporate insider trading market data has resulted in the development of a proprietary method of analyzing insider trading activity that it believes can provide long-term capital appreciation. The underlying thesis is that corporate insiders and large or activist shareholders know more about the prospects of the company than other investors. The Advisor’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. Stocks are sold when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide the targeted risk adjusted return. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

•	Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.
•	Investment Style Risk. The type of securities in which the Fund invests may underperform other assets or the overall market.
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•	Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of the Fund’s portfolio will be dependent on the success of the strategies used by the Sub-Advisor.
•	Large Capitalization Company Risk. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
•	Management Risk. The investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Advisor’s judgment about the attractiveness, value and potential appreciation of securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor’s judgment will produce the desired results.
•	Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels and political events affect the securities markets.
•	Medium Capitalization Company Risk. The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.
•	Smaller Capitalization Company Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Smaller-sized companies may also have limited markets, product lines or financial resources and may lack management experience.
•	Turnover Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing its total return for each full calendar year, and by showing

14

how its average annual returns compare over time with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-800-253-0412.

The Fund changed its investment strategy effective April 5, 2016. Performance information for periods prior to April 5, 2016 does not reflect the Fund’s current investment strategy.

The returns in the bar chart and the table below DO NOT reflect variable insurance separate account and contract fees and charges. If these fees and charges were included, the returns would be lower than those shown.

Performance Bar Chart and Table

During the period shown in the bar chart, the highest return for a quarter was 17.76% (quarter ended March 31, 2019), and the lowest return for a quarter was (19.06)% (quarter ended December 31, 2018).

The Fund’s year-to-date return as of March 31, 2020 was (21.60)%.

Average Annual Total Returns
(for the periods ended December 31, 2019)

	1 Year	5 Year	10 Year
Insider Buying VA Fund	24.00%	6.87%	10.99%
Standard & Poor’s 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

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Return before taxes is shown.

Advisor: Rational Advisors, Inc. is the Fund’s investment advisor (the “Advisor”).

Portfolio Manager: David Miller, a Senior Portfolio Manager of the Advisor, serves as the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund. Mr. Miller has served as Portfolio Manager of the Fund since 2016.

Purchasing and Redeeming Shares: You may purchase Shares of the Fund only through variable annuity contracts or variable life insurance policies offered by participating insurance companies. Fund Shares are not offered directly to the public.

You should refer to the Prospectus for the variable annuity contract or variable life insurance policy for information on how to purchase a variable contract or policy and how to select the Fund as an investment option for your contract or policy.

You may redeem Shares of the Fund only through participating insurance companies. We redeem Shares of the Fund on any business day when the New York Stock Exchange (“NYSE”) is open. The price at which the Fund will redeem a Share will be its NAV next determined after the order is considered received. The Fund has authorized the participating insurance companies to accept redemption requests on its behalf.

Tax Information: The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1⁄2, a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Refer to the Prospectus of your insurance company separate account for a discussion of the tax status of your variable contract.

Payments to Insurance Companies or Qualifying Dealers: The Fund’s shares are generally available only through participating insurance companies offering variable annuity contracts and variable life insurance policies. Life insurance policies and variable annuities are generally purchased through a broker-dealer or other financial intermediary. The Fund and/or its related companies may make payments to the participating insurance companies for services; some of the payments may go to broker-dealers and other intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the participating insurance companies’ decision to include the Fund as an underlying investment option in a variable contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE VA FUNDS

The VA Funds are mutual funds established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by separate accounts of participating insurance companies.

Each Fund diversifies its investments so it would qualify as a permissible investment for variable annuity contracts and variable life insurance policies issued by insurance companies. This Prospectus should be accompanied by the Prospectuses for such variable contracts, which contain information about restrictions or other limitations imposed on their investments in the Funds.

Each Fund is a mutual fund that issues Shares. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific Funds, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

The portfolio manager invests each Fund’s assets in a way that he or she believes will help the Fund achieve its objective. A manager’s judgments about the securities markets, economy and companies, and his or her investment selection, may cause a Fund to underperform other funds with a similar objective. Each Fund’s net asset value and returns will vary, and you could lose money in your investments in a Fund. Also, an investment in a Fund is not a complete investment program. The specific risks of investing in each Fund are set forth in the following pages.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The investment objectives of Rational Trend Aggregation VA Fund and Rational Insider Buying VA Fund are fundamental and may be changed only by a vote of a majority of the Fund’s outstanding shares.

Fund	Investment Objective
Rational Trend Aggregation VA Fund	The Fund’s investment objective is to seek total return on investment, with dividend income as an important component of that return.
Rational Insider Buying VA Fund	The Fund’s investment objective is to seek long-term capital appreciation.

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PRINCIPAL INVESTMENT STRATEGIES

Rational Trend Aggregation VA Fund

The Fund seeks to achieve its investment objective by employing a tactical approach to obtain exposure to U.S. equity markets. Under normal market conditions, the Fund expects to invest primarily in common stock of companies (a significant portion of which pay dividends) traded on U.S. exchanges, including American Depositary Receipts; however, depending on the Fund’s tactical trading models, the Fund may invest all or a significant portion of its assets in cash and cash equivalents, including short-term treasury ETFs. The Fund may also invest in leveraged ETFs, inverse ETFs, volatility ETNs and volatility ETFs for hedging purposes. Leveraged and inverse ETFs are designed to produce daily returns, before the effect of fees and expenses, that are the specified multiple of or, specifically with respect to inverse ETFs, the opposite of the daily returns of a reference index. Volatility ETNs and ETFs are designed to track (before the effect of fees and expenses) the daily returns of an index of securities market volatility, such as the Chicago Board Options Exchange's Volatility Index. A volatility ETF is an ETF that holds underlying assets that track an index. A volatility ETN is an exchange traded unsecured debt instrument.

The common stock held by the Fund may be of any market capitalization but the Fund is expected to be primarily invested in large capitalization companies. The Fund defines large capitalization companies to be those companies with a market capitalization of at least $10 billion at the time of purchase. From time to time the Fund may invest more than 15% of its total assets in one or more particular sectors, including the industrial, consumer discretionary, communication services, consumer staples, utility, REITs, health care, energy, and financial sectors.

The Sub-Advisor utilizes a proprietary quantitative process to create a basket of securities for investment by the Fund. To select stocks, the Sub-Advisor seeks to identify companies listed on US stock exchanges that exhibit strong price momentum and earnings growth, or that are undervalued. Tactical models are then applied to those securities within the basket and these models either direct for investment in the securities by the Fund or direct for investment in cash and cash equivalents. The three tactical models implemented by the Sub-Advisor are:

•	Trend Following---The trend following model seeks to identify strong sectors to buy and weak sectors to sell. Trend following is based on the idea that strong areas of the market will remain strong and weak areas will remain weak.
•	Mean Reversion---The mean reversion model looks for strong sectors that appear overbought to sell and weak sectors that appear oversold to buy. Mean reversion is based on the idea that market sectors often become overextended on the upside and downside before ultimately moving back to equilibrium.
•	Intermarket Analysis---The intermarket analysis model seeks to analyze market sectors that are correlated or uncorrelated and looks for divergences. These divergences often signal major market turning points.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

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Rational Insider Buying VA Fund

The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies. The Fund will purchase positions in stocks that are experiencing insider buying by corporate executives, directors, large shareholders or activist shareholders. The Fund may invest in companies of any market capitalization, including smaller sized companies, but intends to emphasize larger capitalization stocks.

The Advisor uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. The Advisor’s research and historical analysis of corporate insider trading market data has resulted in the development of a proprietary method of analyzing insider trading activity that it believes can provide long-term capital appreciation. The underlying thesis is that corporate insiders and large or activist shareholders know more about the prospects of the company than other investors.

The Advisor’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. Stocks are sold when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide the targeted risk adjusted return.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Additional Investment Information

Each of the Funds may invest in an affiliated money market fund or short-term investments in order to maintain sufficient cash to pay for daily net redemptions and portfolio transactions. In the event that the Fund does not have sufficient cash for these purposes, it could incur overdrafts, enter into reverse repurchase agreements or otherwise borrow money in accordance with its investment limitations.

Temporary Defensive Positions

From time to time, each Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Funds may hold all or a portion of their respective assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. While the Fund is in a defensive position, the Fund may not achieve its investment objective, and such positioning could reduce the benefit from any upswing in the market.

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PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its objective. Investment markets are unpredictable, and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a complete investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The table below identifies each Fund’s principal risks and non-principal risks. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Key: Principal Risk ●

Non-Principal Risk ○

Risks	Trend Aggregation VA Fund	Insider Buying VA Fund
American Depositary Receipts Risk	○	○
Affiliated Investment Company Risk	○	○
Asset-Backed Securities Risk	○	○
Bank Loans Risk	○	○
Basic Materials Industry Risk	○	○
Business Development Companies (“BDC”) Risk	○	○
Call Options Risk	○	○
Capacity Risk	○	○
Cash or Cash Equivalents Risk	●	○
CDOs and CLOs Risk	○	○
Changing Fixed Income Market Conditions Risk	○	○
Collateralized Bond Obligation Risk	○	○
Communication Services Sector Risk	●	○
Conflict of Interest – Advisor/Sub-Advisors Risk	○	○
Conflict of Interest – Portfolio Manager Risk	○	○
Consumer Discretionary Sector Risk	●	○
Consumer Staples Sector Risk	●	○
Convertible Bond Risk	○	○
Convertible Securities Risk	○	○
Counterparty Risk	○	○
Credit Default Swap Risk	○	○
Credit Risk	○	○
Currency Risk	○	○
Cybersecurity Risk	○	○
Defaulted Securities Risk	○	○
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Risks	Trend Aggregation VA Fund	Insider Buying VA Fund
Derivatives Risk	○	○
Dividend Yield Risk	●	○
Duration Risk	○	○
Emerging Markets Risk	○	○
Energy and Infrastructure Industry Risk	○	○
Energy Sector Risk	●	○
Equity Securities Risk	●	●
Exchange-Traded Fund Risk	●	○
Exchange-Traded Note Risk	●	○
Extension Risk	○	○
Financials Sector Risk	●	○
Fixed Income Risk	●	○
Floating Rate Loans Risk	○	○
Foreign Exchanges Risk	○	○
Foreign Securities/Investment Risk	○	○
Forwards Risk	○	○
Futures Risk	○	○
Geographic Concentration Risk	○	○
Growth Stock Risk	○	○
Healthcare Sector Risk	●	○
Hedging Risk	●	○
Income Risk	○	○
Industrials Sector Risk	●	○
Inflation-Indexed Bond Risk	○	○
Inflation-Protected Securities Risk	○	○
Information Technology Sector Risk	○	○
Interest Rate Risk	○	○
Inverse ETF and ETN Risk	●	○
Investment Style Risk	●	●
Issuer-Specific Risk	●	●
Junk Bond Risk	○	○
Large Capitalization Company Risk	●	●
Leverage Risk	○	○
Leveraged ETF Risk	●	○
Liquidity Risk	○	○
Litigation Risk	○	○
Loan Risk	○	○
Machinery and Electrical Equipment Industry Risk	○	○
Management Risk	●	●
Market Risk	●	●
Medium Capitalization Company Risk	●	●
Micro Capitalization Company Risk	○	○
MLP and MLP-Related Securities Risk	○	○
Model and Data Risk	●	○
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Risks	Trend Aggregation VA Fund	Insider Buying VA Fund
Mortgage-Backed Securities Risk	○	○
Municipal Bond Risk	○	○
Non-Diversification Risk	○	○
Options Market Risk	○	○
Options Risk	○	○
Over-the-Counter Trading Risk	○	○
Preferred Stock Risk	○	○
Prepayment Risk	○	○
Real Estate and REIT Risk	●	○
Regulatory Risk	○	○
Repurchase and Reverse Repurchase Agreements Risk	○	○
Restricted Securities Risk	○	○
Risk Management Risk	○	○
Sector Focus Risk	●	○
Short Selling Risk	○	○
Smaller Capitalization Company Risk	●	●
Sovereign Debt Risk	○	○
Structured Note Risk	○	○
Swaps Risk	○	○
Turnover Risk	●	●
U.S. Government Securities Risk	●	○
Underlying Fund Risk	●	○
Utilities Sector Risk	●	○
Volatility ETN and ETF Risk	●	○
Volatility Risk	○	○

American Depositary Receipts (“ADRs”) Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid. Because ADRs are denominated in US dollars, they are also subject to currency risk, as movements in the exchange rate of the local

22

currency of the foreign issuer versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its local market, if the exchange rate of the local currency relative to the US dollar declines, the ADR price would decline by a similar measure.

Affiliated Investment Company Risk. The Fund may invest in affiliated underlying funds (the “Affiliated Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an Affiliated Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Funds.

Asset-Backed Securities Risk. Asset-backed securities may be subject to prepayment risk. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money and causing the price of the asset-backed securities, and the Fund’s net asset value per share, to fall. Asset-backed securities are also subject to extension risk. The prices of asset-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. The value of asset-backed securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Advisor or Sub-Advisor to forecast interest rates and other economic factors correctly. The Advisor’s or Sub-Advisor's assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The more senior security classes are generally entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to pay all investors. Asset-backed securities may be secured by pools of loans, such as student loans, automobile loans, equipment leases, and credit card receivables. The credit risk on such securities is affected by borrowers or lessees defaulting on their payments. The values of assets underlying asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Possible legislation in the area of credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities.

Bank Loans Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities” under the federal securities laws and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of such laws, including anti-fraud provisions.

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Basic Materials Industry Risk. To the extent that the Fund’s investments are exposed to issuers conducting business in the basic materials industry, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. World events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations may adversely affect such issuers. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.

Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares without paying a substantial penalty or at all. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, the Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.

Call Options Risk. There are risks associated with the sale and purchase of call options. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. The Fund continues to bear the risk that it will lose money if the value of the security falls below the strike price. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. As the buyer of a call option, the Fund assumes the risk that the market price of the underlying security will not increase above the strike price plus the premiums paid, so the Fund bears the risk that it will lose the premium paid for the option.

Capacity Risk. The markets and securities in which the Fund invests may, at times, be limited. Under such conditions, the execution of the Fund’s strategy may be affected and the Fund may not achieve its investment objective. In addition, the Fund may not be able to purchase or sell securities at favorable market prices.

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Cash or Cash Equivalents Risk: At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

CDOs and CLOs Risk. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield. CDOs and CLOs may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche held by the Fund and the types of underlying debts and loans in such tranche of the CDO or CLO, respectively. The risks of CDOs and CLOs will be greater if the Fund invests in CDOs and CLOs that hold debt or loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CDO or CLO that absorb losses from the defaults before senior tranches. CDOs and CLOs are also subject to additional risks including, but not limited to, interest rate risk and credit risk.

Changing Fixed Income Market Conditions Risk. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level. Interest rate increases could cause the value of a fund that invests in fixed income securities to decrease. Federal Reserve policy changes may expose fixed income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed income markets, the Fund may be more substantially exposed to these risks than if it did not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Collateralized Bond Obligation Risk. The pool of securities underlying collateralized bond obligations is typically separated in groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower quality tranches carry greater risk and pay higher interest rates.

Communication Services Sector Risk. The value of the securities of communication services companies is particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence, and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to

25

network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have material adverse effect on their businesses.

Conflict of Interest – Advisor/Sub-Advisor Risk. The Advisor, Sub-Advisor and other individuals associated with the Advisor and Sub-Advisor may have compensation and/or other arrangements that may be in conflict to the interests of the Fund.

Conflict of Interest - Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.
•	With respect to securities transactions for the Fund, the Advisor or Sub-Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.
•	The appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares
•	The Advisor and Sub-Advisor have each adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Consumer Staples Sector Risk. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new

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laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash at a time that may be unfavorable to the Fund. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond's value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

Convertible Securities Risk. Convertible securities, such as convertible preferred stocks, subject the Fund to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Default Swap Risk. Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

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Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund's total return. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer's financial condition changes. The issuer of a fixed income security may also default on its obligations. The Fund’s exposure to credit risk may be increased through its investments in high-yield securities, commonly known as “junk” bonds. Credit risk may be substantial for the Fund.

Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless. Credit risk arises when a currency trade counterparty defaults on its obligations. The Fund may also take short positions, through derivatives, if the Advisor or Sub-Advisor believes the value of a currency is likely to depreciate in value. A "short" position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Cybersecurity Risk. The participating insurance companies, the Funds and their service providers, use computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the participating insurance companies, the Funds and their service providers, their systems, networks, or devices could potentially be breached. The Funds, their shareholders, and the participating insurance companies could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their NAV, impediments to trading, the inability of the Funds, the participating insurance companies, the Advisor, and other service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs, as well as the inadvertent release of confidential information.

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Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

The Funds cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Funds, including the participating insurance companies.

Defaulted Securities Risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Derivatives Risk. The Fund may use derivatives including options, futures, swaps and other transactions. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events; and changes in interest rates, inflation and deflation. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

•	Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

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•	Liquidity Risk: It is possible that particular derivative investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Dividend Yield Risk. While the Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price. Duration should not be confused with maturity. The maturity of a fixed income security is a measure of the amount of time left until the security “matures” or repays its face value. In contrast, duration measures the price sensitivity of a fixed income security to changes in interest rates rather than the amount of time remaining to maturity. Longer duration tends to result in greater volatility and a greater sensitivity to interest rate changes. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

Emerging Markets Risk. The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Energy and Infrastructure Industry Risk. Companies in the energy and infrastructure industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry. These risks include, but are not limited to, commodity price volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters.

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Energy Sector Risk. Risks of energy related securities include the risks that a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy related securities. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy related securities may be adversely affected if an MLP, or the companies to whom it provides the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy related securities. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy related securities. energy related securities are also subject to risks that are specific to the industry they serve. Energy related entities that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Exchange-Traded Fund (“ETF”) Risk. The Fund may invest in ETFs as part of its principal investment strategies. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in a Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Because the value of ETF shares depends on the demand in the market, the Advisor or Sub-Advisor may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting performance. An ETF is subject to specific risks, depending on the nature of its investment strategy, which could include liquidity risk, sector risk and emerging market risk. In addition, ETFs that use derivatives may be subject to counterparty risk, liquidity risk, and other risks commonly associated with investments in derivatives. An ETF

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may not be able to replicate exactly the performance of the indices it tracks, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, an ETF will incur expenses not incurred by its underlying index. Certain securities comprising the index tracked by an ETF may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track its underlying index.

Exchange-Traded Note (“ETN”) Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed income risk. In addition, ETNs are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. ETNs constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers.

Extension Risk. Extension risk is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Fixed Income Risk. The value of the Fund’s fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the risk that the debtor may default) and prepayment risk (the risk that the debtor may pay its obligation early, reducing the amount of interest payments). Recently, interest rates have been historically low and interest rate risk may be heightened. Lowered credit ratings may cause a drop in a fixed income security’s price and are associated with greater risk of default on interest and principal payments. Certain fixed income securities may be paid off early when the issuer can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. If interest rates rise, repayments of principal on certain fixed income securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result, which reduces the Fund’s ability to reinvest at higher rates. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

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Floating Rate Loans Risk. The Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal the Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, the Fund bears the risk that the stocks may be relatively illiquid or may lose all or substantially all of their value, causing the Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which the Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund’s rights to the collateral.

Floating rate loans are also subject to interest rate risk arising from changes in short-term market interest rates. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on the Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in the Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease.

On July 27, 2017, the United Kingdom's Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund's investments that use or may use a floating rate based on LIBOR cannot yet be determined.

The floating rate debt in which the Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by S&P Global Ratings (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for the Fund will also be based largely on the credit analysis performed by the Advisor or Sub-Advisor, and not entirely on rating

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agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Foreign Exchanges Risk. A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Securities/Investment Risk. To the extent the Fund invest in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than they would a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the Advisor’s or Sub-Advisor’s ability to assess such risk than if the Fund invested solely in more developed countries. Additionally, foreign custodial services are generally more expensive in foreign jurisdictions than in the United States. Because the procedures for settling securities transactions in foreign markets differ from those in the United States, it may be more difficult for a Fund to make intended purchases and sales of securities in foreign countries.

Forwards Risk. Foreign currency forward contract are a type of derivative contract whereby the Fund may agree to buy or sell a country's or region's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk. The Fund's investment or hedging strategies may not achieve their objective.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and exposes the Fund to the risks associated with derivative instruments described above. These risks

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include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Advisor’s or Sub-Advisor’s expectations and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day's settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission ("CFTC"), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund's net asset value may be more volatile than a more geographically diversified fund.

Growth Stock Risk. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Advisor or Sub-Advisor believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Healthcare Sector Risk. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company's patent may adversely affect that company's profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Hedging Risk. Hedging is a strategy in which the Fund uses a security or derivative to reduce the risks associated with other Fund holdings. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging strategies and may choose not to do so.

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Income Risk. The Fund’s distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If the Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit

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margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. The maturity and effective duration of the Fund’s investment portfolio may vary materially from its target, from time to time, and there is no assurance that the Fund will achieve or maintain the target maturity or effective duration of its investment portfolio.

Inverse ETF and ETN Risk. Investing in inverse ETFs and ETNs may result in increased volatility due to the ETF’s or ETN’s possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF or ETN increases risk to the Fund. The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs and ETNs may not perform in the manner they are designed.

Investment Style Risk. The particular type of investments in which the Fund focuses (such as large-capitalization stocks or growth stocks) may underperform other asset classes or the overall market. Individual market segments such as the large-cap, mid-cap and small-cap U.S. equity market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing the Fund that focuses on that market segment to underperform those that favor other kinds of securities.

Issuer-Specific Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Junk Bond Risk. Lower-quality bonds, known as "high-yield" or "junk" bonds, are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that

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the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund's share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell the bonds in its portfolio (liquidity risk). Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the value of the Fund's portfolio and net asset value per share.

Large Capitalization Company Risk. Investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund's net asset value per share and make the Fund's returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to timely meet its redemption obligations. Liquid securities can become illiquid due to political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions.

Litigation Risk. The Fund may be named in a lawsuit despite no wrongdoing by the Fund, its Advisor or Sub-Advisor or any other service provider to the Fund. The defense of a lawsuit may detrimentally impact the Fund and its shareholders, including incurring legal defense cost, regulatory costs and increased insurance premiums.

Loan Risk. Investments in bank loans may subject the Fund to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of

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below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Management Risk. The ability of the Fund to meet its investment objective is directly related to the Advisor's and Sub-Advisor’s proprietary investment process. The Advisor's and Sub-Advisor’s assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor's or Sub-Advisor’s investment strategy or strategies will produce the desired results. As a result, the Fund could underperform other investment vehicles with similar investment objectives. The Advisor’s assessment of the Sub-Advisor’s investment acumen may prove incorrect.

Market Risk. Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses or other public health issues, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19,

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and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures.

Medium Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Micro Capitalization Company Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value and generally are more volatile than larger companies. Micro capitalization companies may trade in less liquid markets in which it may be more difficult for the Advisor or Sub-Advisor to sell at times and at prices that the Advisor or Sub-Advisor believes appropriate. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive

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investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLPs do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Advisor or Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Advisor or Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, causing the price of the mortgage-backed securities and the Fund’s net asset value per share to fall and making the mortgage-backed securities more sensitive to interest rate changes. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of mortgage-backed securities and will result in losses to the Fund. The liquidity of mortgage-backed securities may change over time. Mortgage-backed securities and other

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securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in certain years.

Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency mortgage-backed securities.” Non-agency mortgage-backed securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The market for non-agency mortgage-backed securities is smaller and less liquid than the market for government-issued mortgage-backed securities.

Lower-quality notes, such as those considered "sub-prime" are more likely to default than those considered "prime" by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund's ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund's share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Municipal Bond Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. There is no guarantee that a municipality will be able to pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of such an issuer’s bankruptcy, the Fund could experience delays in collecting principal and interest, and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a debt holder may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of the Fund may therefore, be more dependent

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on the analytical abilities of the Advisor or Sub-Advisor than if the Fund held other types of investments. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices or value municipal bonds.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the Fund’s use of options. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Conversely, as a seller (writer) of a call option or put option, the Fund will lose money if the value of the underlying reference instrument rises above (written call option) or falls below (written put option) the respective option’s strike price. The Fund's losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.

Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund's portfolio securities. Further, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund's portfolio securities. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk, and sub-strategy risk.

•	Leverage and Volatility Risk: Option contracts ordinarily have leverage inherent in their terms. The low initial investment normally required in trading options permits a high degree of leverage. Accordingly, a relatively small price movement in the underlying reference instrument may result in an immediate and substantial loss. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral requirements. The use of options can amplify the effects of market volatility on the Fund's share price.
•	Liquidity Risk: Although it is anticipated that the options traded will be actively traded, it is possible that particular options might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring it to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
•	Tracking Risk: Options may not be perfect substitutes for the securities or other underlying reference instrument they are intended to track or hedge. Factors such as differences in
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supply and demand for certain options may cause their returns to deviate from the Advisor's or Sub-Advisor’s expectations. Consequently, option returns may not be highly correlated to the securities they are intended to hedge.

•	Sub-strategy Risk: Certain hedging strategies known as spreads or straddles expose the Fund to the risk that these sub-strategies may not perform as expected. In a spread transaction the Fund will invest in a combination of long and sold (written) positions on an option on an underlying reference instrument but with, for example, different strike prices. The long option may underperform while the sold option increases in price more than the Advisor or Sub-Advisor expects. In a straddle transaction the Fund will invest in long puts and calls or sell puts and calls on an underlying reference instrument. Long straddle options may expire worthless. Short straddle options expose the Fund to potentially large losses on sold puts and potentially unlimited losses on sold calls.

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

Prepayment Risk. The Fund may invest in debt securities that may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Regulatory Risk. Regulatory authorities in the United States or other countries may adopt rules that restrict the ability of the Fund to fully implement its strategy, either generally, or with respect

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to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies. Regulators may interpret rules differently than the Fund or the mutual fund industry generally, and disputes over such interpretations can increase in legal expenses incurred by the Fund.

Repurchase and Reverse Repurchase Agreements Risk. The Fund may enter into repurchase agreements in which it purchases a security (known as the "underlying security") from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security. The Fund may also experience losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

Restricted Securities Risk. The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Risk Management Risk. The measures that the Advisor or Sub-Advisor uses to monitor and manage the risks of the Fund may not accomplish the intended results and the Fund may experience losses significantly greater than expected.

Sector Focus Risk. Sector focus risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's net asset value per share may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Segregation Risk. Under the federal securities laws, the Fund is required to maintain a segregated account of cash or liquid assets to cover its obligations in certain transactions. This requirement may cause the Fund to miss favorable trading opportunities due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Short Selling Risk. If a security or other instrument sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short security positions and must borrow those securities to make

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delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

The Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

Smaller Capitalization Company Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Sovereign Debt Risk. The issuer of foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

Structured Note Risk. The Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over the counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer's credit quality rating, and economic, legal, political, events that affect the industry, and adverse changes

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in the index or reference asset to which payments are linked. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to issuer default risk. The Fund is also exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Swaps Risk. The Fund may use swaps to enhance returns and manage risk. The Fund's use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and exposes the Fund to the risks associated with derivative instruments described above. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps are also subject to non-correlation risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Turnover Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Government Securities Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may not be backed by the full faith and credit of the U.S. government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Underlying Fund Risk. Other investment companies including mutual funds, ETFs and closed-end funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. In addition, when the Fund invests in Underlying Funds, there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund. Each of the Underlying Funds is subject to its own specific risks. Additional risks of investing in the Underlying Funds are described below:

•	Closed-End Fund Risk: Closed-end funds are subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund's investment objective. Closed-end funds may trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.
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•	ETF Tracking Risk: Index-based or “passive” ETFs, which seek to track the performance of an underlying index, will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, passive ETFs will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.
•	Inverse Correlation Risk: Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the fund’s adviser correctly predict short term market movements. If the Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.
•	Mutual Fund Risk: Mutual funds are subject to management risk because the adviser to the mutual fund may be unsuccessful in meeting the fund's investment objective and may temporarily pursue strategies which are inconsistent with the investment objective of the Fund.
•	Strategies Risk: Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Utilities Sector Risk. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.

Volatility ETN and ETF Risk. ETNs and ETFs that are linked to market volatility may not provide an effective hedge as historical correlation trends between the reference volatility index or measure and other asset classes may not continue or may reverse, limiting or eliminating any potential hedging effect; may become mispriced or improperly valued when compared to expectations and may not produce the desired investment results; and may have tracking risk if the ETN or ETF does not move in step with its reference index. Volatility ETNs are also subject to default risk of the issuer and may become illiquid.

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Volatility Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund's net asset value and cause the Fund's returns and net asset value per share to experience significant increases or declines in value over short periods of time.

Portfolio Holdings Information

A description of the Funds’ policies regarding disclosure of the securities in the Funds’ portfolios can be found in the Funds’ SAI. Before you invest, we encourage you to carefully read the Fund profiles included in this Prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals.

HOW TO BUY SHARES

Purchasing Shares

You may purchase Shares of the Funds only through variable annuity contracts or variable life insurance policies offered by participating insurance companies. Fund Shares are not offered directly to the public.

You should refer to the Prospectus for the variable annuity contract or variable life insurance policy for information on how to purchase a variable contract or policy and how to select the Fund as an investment option for your contract or policy.

What Shares Cost

The offering price of a Share is its NAV next determined after the order is considered received by the Funds. The Funds have authorized participating insurance companies to accept purchase orders on their behalf.

The Funds do not impose any sales charges on the purchase of their Shares. Withdrawal charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees are described in the Prospectuses for participating insurance companies, variable annuity contracts and variable life insurance policies.

State Escheatment Laws

Please note that your property may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state escheatment law.

Notes About Purchases

Participating insurance companies, through their separate accounts, are responsible for placing orders to purchase Fund shares. In order to purchase Fund Shares on a particular day, the participating insurance company must receive your instructions by the close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time) that day and then transmit such order to the Fund or

49

its designated agent in accordance with the Fund’s agreement with the participating insurance company.

The Trust reserves the right to suspend the sale of Shares of any of its Funds temporarily and the right to refuse any order to purchase Shares of any of the Funds.

If the Trust receives insufficient payment for a purchase, or the Trust does not receive payment within one (1) business day, it may cancel the purchase and the separate account may be liable for any losses to the Funds. In addition, the separate account will be liable for any losses or fees incurred by the Funds or its transfer agent in connection with the transaction.

Market Timing

Frequent or short-term trading into and out of a Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt a Fund’s investment strategies (for example, by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs, and affect timing and amount of taxable gains realized by a Fund. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund’s NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in a Fund’s NAV. Funds that invest in overseas markets have the risk of time zone arbitrage, and therefore, an increased risk of market timing. The Funds’ fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “Pricing Shares” in this Prospectus.

The Funds’ Trustees have approved policies and procedures intended to discourage excessive, frequent or short-term trading of the Funds’ Shares. Because Shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Funds are not in a position to determine directly whether a separate account’s purchase or sale of Fund Shares on any given day represents transactions by a single or multiple investors. They are also not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, in situations where the Funds become aware of possible market timing activity, they will request the insurance company to provide information on individual investor trading activity, and if such information is provided and if it is determined from this information that an investor has engaged in excessive short term trading, the Funds will seek the insurance company’s cooperation in enforcing the Funds’ market timing policies. There can be no assurance that an insurance company will agree to preclude an investor from further purchases of Fund Shares, and there may be contractual limits on its ability to do so. If the Funds cannot detect market timing activity, then the Funds may be subject to the disruptions and increased costs discussed above. The Funds’ objective is that their restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Funds anticipate that limitations on their ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

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Additionally, each insurance company selling the Funds has adopted policies and procedures that are reasonably calculated to detect and prevent excessive trading and possible market timing. Please refer to the Prospectus for your variable insurance product contract to determine what policies or procedures may have been adopted by your insurance company to discourage frequent or short-term trading of the Funds and the other variable investment options offered under your contract. Whatever policies and procedures may have been adopted by your insurance company to discourage frequent or short-term trading, please note that the Funds are also used as investment options for variable product contracts of other insurance companies. These other insurance companies may not have adopted policies and procedures to discourage frequent or short-term trading or may have different policies and procedures than those described in your variable insurance product Prospectus. To the extent that the policies and procedures of the Funds and/or participating insurance companies are not effective in discouraging frequent trading of Fund Shares, such trading may have the adverse consequences discussed above for the Funds and their long-term Shareholders. You should review your insurance contract Prospectus or your plan document for more information regarding market timing, including any restrictions or limitations on trades made through a contract or plan.

The Funds’ Trustees receive at least quarterly a report of any occurrences of excessive trading and possible market timing.

HOW TO REDEEM SHARES

You may redeem Shares of the Funds only through participating insurance companies.

We redeem Shares of the Funds on any business day when the NYSE is open. The price at which the Funds will redeem a Share will be its NAV next determined after the order is considered received. The Funds have authorized the participating insurance companies to accept redemption requests on their behalf.

Notes About Redemptions

In order to redeem Shares of the Funds on a particular day, the Funds or its designated agent must receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day.

The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, and then from the sale of portfolio securities. All the redemption payment methods will be used in regular and stressed market conditions. The Funds typically expect that they will pay the respective insurance company redemption proceeds by wire by the business day following the request.

To the extent permitted by federal securities laws, the Trust reserves the right to suspend the redemption of Shares of any of its Funds temporarily under extraordinary market conditions such as market closures or suspension of trading by the SEC.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Each of the Funds offered by this Prospectus declares and pays dividends on investment income annually. Each Fund also makes distributions of net capital gains, if any, at least annually. Each Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

All dividends and distributions will be automatically reinvested in additional Shares of the respective Fund unless an election is made on behalf of a participating insurance company to receive some or all of a dividend or distribution in cash.

Taxes

Shares of a Fund must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1⁄2, a 10% penalty tax. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

Distribution Plan (Rule 12b-1 Fees)

The Funds have adopted a Distribution Plan (the “12b-1 Plan”) which allows Rational Trend Aggregation VA Fund and Rational Insider Buying VA Fund to pay fees up to 0.25% of such Fund’s average daily net assets to financial intermediaries for the sale and distribution of these Shares. Pursuant to the Funds’ 12b-1 Plan, the Funds may finance from their assets certain activities or expenses that are intended primarily to result in the sale of Fund shares.

Because the Funds pay marketing fees on an ongoing basis, your investment costs may be higher over time than other shares with different sales charges and marketing fees.

In addition to paying fees under the 12b-1 Plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor or the Funds’ distributor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Funds may waive or reduce the maximum amount of Rule 12b-1 fees they pay from time to time at its sole discretion. In addition, a financial intermediary (including the Advisor or its

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affiliates) may voluntarily waive or reduce any fees to which they may be entitled. From time to time, the Funds’ distributor may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Funds.

Compensation to Financial Intermediaries: The Funds' Advisor may, at its own expense and out of its own legitimate profits, provide additional cash payments to financial intermediaries who sell Fund shares. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.

SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing Plan pursuant to which each Fund may pay Shareholder Services Fees up to 0.25% of such Fund’s average daily net assets to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of Shares.

MIXED FUNDING AND SHARED FUNDING

As noted previously, the Funds were established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by separate accounts of participating insurance companies. The Trust is permitted to engage in “mixed funding” (using shares as investments for both variable annuity contracts and variable life insurance policies) and “shared funding” (using shares as investments for separate accounts of unaffiliated life insurance companies) pursuant to an exemption from the SEC, and currently is engaged in shared funding arrangements and must comply with conditions of the SEC exemption that are designed to protect investors in the Funds. Although the Funds do not currently see any disadvantage to contract owners due to differences in redemption rates, tax treatment or other considerations resulting from mixed funding or shared funding, the SEC only requires the Trustees to monitor the operation of mixed funding and shared funding arrangements, and to consider appropriate action to avoid material conflicts, and to take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in a Fund.

VALUING FUND ASSETS

The Funds’ assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value a Fund’s assets at their fair value

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according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the Advisor may need to price the security using fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Fund may use pricing services to determine market value. The Fund’s NAV is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Certain Funds may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares. The Trust calculates the NAV per share for each of the Funds as of the close of regular trading of the NYSE (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. Please call the Trust at (800) 253-0412, if you have any questions about purchasing Shares.

The Funds are open for business on any day the NYSE is open. The Funds are closed on the following NYSE holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

MANAGEMENT OF THE FUNDS

The Trustees of the Trust are responsible for generally overseeing the conduct of each Fund’s business. The Advisor serves as the investment advisor to each Fund pursuant to an investment advisory agreement with the Trust.

Advisor

Rational Advisors, Inc., has been retained by the Trust under a Management Agreement to act as the investment advisor to the Funds, subject to the authority of the Board of Trustees. Management of mutual funds is currently its primary business. The Advisor is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisers of other funds in the same group of investment companies also known as a “fund complex.” Information regarding the funds in the Fund Complex can be found at http://intelligentalts.com. The Advisor oversees the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment program. The address of the Advisor is 53 Palmeras St. Suite 601, San Juan, PR 00901. The Advisor (and its predecessors) has served as investment advisor to the Funds since 1987.

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Sub-Advisor (Rational Trend Aggregation VA Fund Only)

Tuttle Tactical Management, LLC (“Tuttle Management” or the “Sub-Advisor”) serves as Rational Trend Aggregation VA Fund’s sub-adviser pursuant to a Sub-Advisory Agreement between the Advisor and Tuttle Management. Tuttle Management is located at 155 Lockwood Road, Riverside, CT 06878. Tuttle Management is registered as an investment advisor under the Investment Advisers Act of 1940, and is an independent asset management firm. Tuttle Management offers sub-advisory investment management services to registered investment companies and to investment advisers, financial planning firms, broker-dealers, banks and other financial institutions (the “primary adviser”) that maintain on-going relationships with client.

Under supervision of the Advisor, Tuttle Management is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Tuttle Management is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor pays Tuttle Management fifty percent (50%) of the net advisory fees paid to the Advisor by the Fund.

Portfolio Managers

Portfolio Manager of Rational Trend Aggregation VA Fund

Matthew B. Tuttle, CFP is primarily responsible for the day-to-day management of the Fund.

Mr. Tuttle has served as the portfolio manager of the Fund since November 2018. He is the Chief Executive Officer and Chief Investment Officer of the Sub-Advisor (since September 2012) and the Chief Executive Officer and Chief Investment Officer of Tuttle Wealth Management, LLC (since July 2005). Mr. Tuttle received his BA in Economics from Clark University and an MBA in Finance from Boston University.

Portfolio Manager of Rational Insider Buying VA Fund

David Miller is primarily responsible for the day-to-day management of the Fund.

David Miller has served as the Portfolio Manager of Rational Insider Buying VA Fund since 2016. He is the Chief Investment Officer of the Advisor and Catalyst Capital Advisors LLC (“Catalyst”), an affiliate of the Advisor, since 2016 and 2006, respectively. He co-founded Catalyst in 2006 and is responsible for the day-to-day management of several funds managed by Catalyst. Mr. Miller is also a member of Catalyst International Advisors LLC since 2019, Insights Media LLC since 2019 and Catalyst Insurance Corporation II since 2018. Prior to founding Catalyst, Mr. Miller was the Chief Executive Officer of Investment Catalyst, an investment newsletter he founded in 2005, which worked to identify undervalued stocks with a near term catalyst for appreciation. He received a BS in Economics from the University of Pennsylvania, Wharton School and an MBA in Finance from the University of Michigan, Ross School of Business.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund he manages.

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Manager-of-Managers Order

An affiliate of the Advisor has obtained an exemptive order (the “Order”) from the Securities and Exchange Commission that would permit the Advisor, with the Board of Trustees’ approval, to enter into sub-advisory agreements with one or more sub-advisors with respect to the Fund without obtaining shareholder approval. The Order permits the Advisor, subject to the approval of the Board of Trustees, to replace sub-advisors or amend sub-advisory agreements, including with respect to sub-advisory fees, without shareholder approval whenever the Advisor and the Trustees believe such action will benefit the Fund and its shareholders. Shareholders will be notified if and when a new sub-adviser is employed by the Advisor within 90 days of such change.

Advisory Fees

The Advisor is entitled to receive 0.75% of the average daily net assets of each of Rational Trend Aggregation VA Fund and Rational Insider Buying VA Fund for its services as investment advisor.

With respect to each Fund, the Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit total annual fund operating expenses (excluding (i) acquired fund fees and expenses; (ii) brokerage commissions and trading costs; (iii) interest (including borrowing costs and overdraft charges), (iv) taxes, (v) short sale dividends and interest expenses, and (vi) non-routine or extraordinary expenses, such as regulatory inquiry and litigation expenses) to 1.25% of the Fund’s average daily net assets through April 30, 2021. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment..

For the fiscal year ended December 31, 2019, the Funds paid the Advisor management fees (after waivers) based on each Fund’s average daily net assets at the below rates:

Fund	Management Fees Paid After Waivers (based upon average daily net assets)
Rational Trend Aggregation VA Fund	0.12%
Rational Insider Buying VA Fund	0.30%

A discussion regarding the basis of the Board of Trustees' renewal of the management agreement with the Advisor with respect to each Fund is in the annual report to shareholders for the year ended December 31, 2019. A discussion regarding the basis of the Board of Trustees' approval of the Sub-Advisory Agreement between the Advisor and Tuttle Management with respect to Rational Trend Aggregation VA Fund is in the annual report to shareholders for the period ended December 31, 2018.

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FINANCIAL HIGHLIGHTS

The financial highlights tables that follow do not reflect any charges or expenses that would be imposed under a variable annuity or life insurance product contracts. Please refer to the Prospectus for the variable annuity or life insurance product contract for information regarding such charges and expenses. Were the effect of such charges to be included, your costs would be higher and share performance would be lower. The financial highlights tables that follow are intended to help you understand each Fund’s financial performance for the fiscal years or period ended December 31. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information for the fiscal years ended after December 31, 2015 has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available upon request. The information for the fiscal year ended December 31, 2015 was audited by the Funds’ former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year Ended December 31

Rational Trend Aggregation VA Fund
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2019		2018		2017	2016	2015
Net asset value, beginning of year	$10.72		$11.78		$12.40	$12.16	$13.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.04		0.42		0.42	0.36	0.44
Net realized and unrealized gain (loss) on investments	0.76		(0.99)		(0.63)	0.48	(0.86)
Total from investment operations	0.80		(0.57)		(0.21)	0.84	(0.42)
LESS DISTRIBUTIONS:
From net investment income	(0.32)		(0.49)		(0.41)	(0.60)	(0.55)
Total distributions	(0.32)		(0.49)		(0.41)	(0.60)	(0.55)
Net asset value, end of year	$11.20		$10.72		$11.78	$12.40	$12.16
Total return (B)	7.50	% (D)	(4.75	)% (D)	(1.59)%	6.97%	(3.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$17,397		$13,131		$17,476	$20,736	$23,561
Expenses, before waiver and reimbursement (C)	1.88%		2.11%		1.84%	1.80%	1.12%
Expenses, net waiver and reimbursement (C)	1.25%		1.25%		1.25%	1.25%	0.99%
Ratios of net investment income	0.33%		3.60%		3.44%	2.87%	3.40%
Portfolio turnover rate	3661%		672%		261%	166%	94%

(A)	Calculated using average shares for the year/period.

(B)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.

(C)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which it invests.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.
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Rational Insider Buying VA Fund
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.99	$13.76	$13.50	$17.34	$22.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01	) (A)	(0.05	) (A)	0.09	(A)	0.10	(A)	0.12
Net realized and unrealized gain (loss) on investments	2.84	(0.95)	2.09	1.35	(1.66)
Total from investment operations	2.83	(1.00)	2.18	1.45	(1.54)
LESS DISTRIBUTIONS:
From net investment income	—	(0.10)	(0.08)	(0.11)	(0.12)
From net realized gains on investments	(2.92)	(0.67)	(1.84)	(5.18)	(3.13)
Total distributions	(2.92)	(0.77)	(1.92)	(5.29)	(3.25)
Net asset value, end of year	$11.90	$11.99	$13.76	$13.50	$17.34
Total return (B)	24.00%	(7.18)%	17.52%	11.00%	(7.17)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$28,273	$26,309	$35,516	$36,321	$38,218
Expenses, before waiver and reimbursement	1.70%	1.81%	1.68%	1.70%	1.10%
Expenses, net waiver and reimbursement	1.25%	1.25%	1.25%	1.25%	1.02%
Ratios of net investment income (loss)	(0.11)%	(0.35)%	0.67%	0.64%	0.46%
Portfolio turnover rate	191%	213%	56%	166%	68%

(A)	Calculated using average shares for the year/period.

(B)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.

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PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND & VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Mutual Fund & Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund & Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-800-253-0412

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PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

What we do:
How does Mutual Fund & Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund & Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you:

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates' everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund & Variable Insurance Trust does not share with affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

• Mutual Fund & Variable Insurance Trust doesn't share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund & Variable Insurance Trust doesn’t jointly market.

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More information about the Funds is available free upon request, including the following:

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference into (considered a legal part of) this Prospectus. The SAI contains a description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities. These documents, as well as additional information about the Funds are also available on the Funds’ website at www.RationalVAFunds.com.

To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries:

CALL

(800) 253-0412

WRITE

Mutual Fund and Variable Insurance Trust, 36 North New York Avenue, Huntington, NY 11743

ACCESS THE INTERNET

You may also access Fund information at www.RationalVAFunds.com or from the EDGAR Database on the SEC’s website at www.sec.gov.

CONTACT THE SEC

Copies of information about the Funds may be obtained from the SEC, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Shareholder Services: (800) 253-0412

Investment Company Act file number is 811-5010

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